                                                                  Exhibit 10(ff)

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------


         AMENDMENT dated as of December 8, 1998 among TRW Inc., an Ohio corporation (the "Company"), and the BANKS listed on the signature page hereof (the "Banks").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the parties hereto have heretofore entered into a Revolving Credit Agreement dated as of December 10, 1997 (the "Agreement"); and

     WHEREAS, the Bank parties hereto have previously confirmed agreement to provide the respective Commitments listed on the signature pages hereof to the Company until December 6, 1999, subject to earlier termination as provided in the Agreement; and

     WHEREAS, the parties hereto desire to amend the Agreement to restate and reaffirm the respective Commitments of the Banks and the definition of Revolving Period Termination Date;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

SECTION 1 RESTATEMENT OF COMMITMENTS. With effect from and including the date this Amendment becomes effective in accordance with Section 3.4 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 5.2 of the Agreement.

SECTION 2 AMENDMENT TO SECTION 13. The definition of "Revolving Period Termination Date" set forth in Section 13 of the Agreement is amended by changing the date therein from "December 8, 1998" to "December 6, 1999".

SECTION 3 GENERAL

         3.1 DEFINITIONS. All terms used in this Agreement with an initial capital letter and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         3.2 OTHER TERMS AND CONDITIONS. The terms and conditions of the Credit Agreement remain in full force and effect and are unchanged by this Agreement.

         3.3 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the State of Ohio. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Company and rights of the Bank and any other holders of the Notes expressed herein or in the Notes shall be in addition to and not in limitation of those provided by applicable law.

3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. When counterparts executed by all the parties shall have been lodged with the Company (or, in the case of the Bank as to which an executed counterpart shall not have been so lodged, the Company shall have received telegraphic, telex, or other written confirmation from the Bank of execution of a counterpart hereof by the Bank), this Agreement shall become effective as of the date hereof.




                      (This space intentionally left blank)

Delivered at Cleveland, Ohio, as of the date hereof.

                                    TRW INC.



                                     By: /s/ Jeanne R. Sydenstricker
                                         ---------------------------------------
                                              Jeanne R. Sydenstricker
                                              Vice President and Treasurer

                                              1900 Richmond Road
                                              Cleveland, Ohio  44124
                                                       Telephone:   216/291-7566
                                                       Facsimile:   216/291-7831


                      (This space intentionally left blank)

                                     BANKS:

Amount of         Percentage of
Commitment        Commitments
----------        -----------

$65,000,000       8.725%         Bank of America National Trust
                                 and Savings Association


                                 By:    /s/ Raju N. Patel
                                    --------------------------------------------
                                 Name:      Raju N. Patel
                                 Title:     Vice President



                                 DOMESTIC OFFICE

                                 Bank of America NT & ST
                                 1850 Gateway Boulevard
                                 Concord, California  94520
                                 Telephone:        (510) 675-7178
                                 Facsimile:        (510) 675-7531
                                 Attention:        Mandy Sneary


                                 EUROCURRENCY OFFICE

                                 Bank of America NT & ST
                                 1850 Gateway Boulevard
                                 Concord, California  94520
                                 Telephone:        (510) 675-7178
                                 Facsimile:        (510) 675-7531
                                 Attention:        Mandy Sneary

                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:   Bank of America
                                 ABA Routing No.   121000358
                                 Account No.:      12331-83980
                                 Account Name:     Incoming Money
                                 Transfer
                                 Reference No.:    TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000         8.725%       Barclays Bank PLC


                                 By:      /s/ Keith Mackie
                                    --------------------------------------------
                                 Name:      Keith Mackie
                                 Title:     Director



                                 DOMESTIC OFFICE

                                 Barclays Bank PLC
                                 222 Broadway
                                 New York, New York 10038
                                 Telephone: (212) 412-3728
                                 Facsimile: (212) 412-5306


                                 EUROCURRENCY OFFICE

                                 Barclays Nassau, Bahamas Branch
                                 c/o Barclays Bank PLC
                                 222 Broadway
                                 New York, New York  10038
                                 Telephone:        (212) 412-3728
                                 Facsimile:        (212) 412-5306


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Barclays Bank PLC-
                                 New York
                                 ABA Routing No.         026-002-574
                                 Account No.:            050-019-104
                                 Account Name:           TRW
                                 Reference No.:          TRW Commitment Fee;
                                                         C. Tenn Sing Que

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000         8.725%       The Chase Manhattan Bank


                                 By:      /s/ Andris G. Kalnins
                                    --------------------------------------------
                                 Name:        Andris G. Kalnins
                                 Title:       Vice President



                                 DOMESTIC OFFICE

                                 The Chase Manhattan Bank
                                 270 Park Avenue
                                 47th Floor
                                 New York, New York  10017-2070
                                 Telephone:        (212) 270-5732
                                 Facsimile:        (212) 270-5127


                                 EUROCURRENCY OFFICE

                                 The Chase Manhattan Bank
                                 One Chase Manhattan Plaza
                                 Eighth Floor
                                 New York, New York  10081
                                 Telephone:        (212) 552-7472
                                 Facsimile:        (212) 552-5662


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Chase Manhattan Bank
                                 ABA Routing No.         021-000021
                                 Account No.:
                                 Account Name:           Commercial Loan Opns.
                                 Reference No.:          TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000         8.725%       Citibank, N.A.


                                 By:      /s/ Marjorie Futornick
                                    --------------------------------------------
                                 Name:      Marjorie Futornick
                                 Title:     Vice President



                                 DOMESTIC OFFICE

                                 Citibank, N.A.
                                 c/o Citicorp Securities, Inc.
                                 500 West Madison - 35th Floor
                                 Chicago, IL  60661
                                 Telephone:        312-627-3973
                                 Facsimile:        312-627-3990


                                 EUROCURRENCY OFFICE

                                 Citibank, N.A.
                                 c/o Citicorp Securities, Inc.
                                 500 West Madison - 35th Floor
                                 Chicago, IL  60661
                                 Telephone:        312-627-3973
                                 Facsimile:        312-627-3990


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:        Citibank, N.A., New York
                                 ABA Routing No.        021000089
                                 Account No.:           38483095
                                 Account Name:          Chicago NEO Loan Acct.
                                 Reference No.:         TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments

$65,000,000         8.725%       Dresdner Bank AG


By:     /s/ Deborah Slusarczyk   By:      /s/ Ken Hamilton
   ---------------------------      ----------------------------
Name:       Deborah Slusarczyk  Name:      Ken Hamilton
Title:      Vice President      Title:     Senior Vice President



                                 DOMESTIC OFFICE

                                 Dresdner Bank AG New York Branch
                                 75 Wall Street
                                 New York, New York 10005
                                 Telephone: (212) 429-2244
                                 Facsimile: (212) 429-2524


                                 EUROCURRENCY OFFICE

                                 Dresdner Bank AG Grand Cayman Branch
                                 c/o Dresdner Bank AG New York Branch
                                 75 Wall Street
                                 New York, New York  10005
                                 Telephone:        (212) 429-2244
                                 Facsimile:        (212) 429-2524


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Dresdner Bank AG,
                                                         New York Branch
                                 ABA Routing No.         026008303
                                 Account No.:            101-679/15
                                 Account Name:           TRW Inc.
                                 Reference No.:          Interest / Fees

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000          8.725%      Morgan Guaranty Trust Company
                                 of New York


                                 By:      /s/ Diana H. Imhof
                                    --------------------------------------------
                                 Name:      Diana H. Imhof
                                 Title:     Vice President


                                 DOMESTIC OFFICE

                                 Morgan Guaranty Trust Company
                                 of New York
                                 60 Wall Street
                                 New York, New York  10260-0060
                                 Telephone:        212-648-1291
                                 Facsimile:        212-648-5014


                                 EUROCURRENCY OFFICE

                                 Morgan Guaranty Trust Company
                                 of New York
                                 Nassau, Bahamas Office
                                 c/o J.P. Morgan Services Inc.
                                 Euro-Loan Servicing Unit
                                 902 Market Street
                                 Wilmington, Delaware  19801
                                 Telephone:        302-634-4163
                                 Facsimile:        302-634-1091


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Morgan Guaranty Trust
                                 ABA Routing No.         021000238
                                 Account No.:            999-99-090
                                 Account Name:           Loan Dept
                                 Reference No.:          TRW Com. Fee
                                                         Corp. Proc. Module 30

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000          8.725%      National City Bank


                                 By:      /s/ Davis R. Bonner
                                    --------------------------------------------
                                 Name:      Davis R. Bonner
                                 Title:     Senior Vice President


                                 DOMESTIC OFFICE

                                 National City Bank
                                 National City Center
                                 P. O. Box 5756
                                 Cleveland, Ohio  44101-0756
                                 Telephone:        (216) 575-3285
                                 Facsimile:        (216) 222-0003


                                 EUROCURRENCY OFFICE

                                 National City Bank
                                 National City Center
                                 P. O. Box 5756
                                 Cleveland, Ohio  44101-0756
                                 Telephone:        (216) 575-3285
                                 Facsimile:        (216) 222-0003


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         National City Bank
                                 ABA Routing No.         041000124
                                 Account No.:            2537557
                                 Account Name:           ________________
                                 Reference No.:          TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$65,000,000          8.725%      NBD Bank


                                 By:      /s/ William J. McCaffrey
                                    ------------------------------
                                 Name:      William J. McCaffrey
                                 Title:     Vice President


                                 DOMESTIC OFFICE

                                 NBD Bank
                                 Attention:  Mid-Corporate Banking
                                 611 Woodward
                                 Detroit, Michigan 48226
                                 Telephone: (313) 225-3444
                                 Facsimile: (313) 225-3269


                                 EUROCURRENCY OFFICE

                                 NBD Bank
                                 Attention:  Mid-Corporate Banking
                                 611 Woodward
                                 Detroit, Michigan 48226
                                 Telephone: (313) 225-3444
                                 Facsimile: (313) 225-3269


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         NBD Bank
                                 ABA Routing No.         072000326
                                 Account No.:            1424183
                                 Account Name:           Commercial Loans
                                 Reference No.:          TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -------------

$45,000,000          6.040%      Banque Nationale de Paris


                                 By:      /s/ Arnaud Collin du Bocage
                                    ---------------------------------
                                 Name:      Arnaud Collin du Bocage
                                 Title:     Executive Vice President
                                            and General Manager


                                 DOMESTIC OFFICE

                                 Banque Nationale de Paris
                                 Chicago Branch
                                 Rookery Building
                                 209 South LaSalle, 5th Floor
                                 Chicago, Illinois  60604
                                 Telephone:        (312) 977-2211
                                 Facsimile:        (312) 977-1380


                                 EUROCURRENCY OFFICE

                                 Banque Nationale de Paris
                                 Chicago Branch
                                 Rookery Building
                                 209 South LaSalle, 5th Floor
                                 Chicago, Illinois  60604
                                 Telephone:        (312) 977-2211
                                 Facsimile:        (312) 977-1380


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:      Banque Nationale de Paris,
                                 New York Branch
                                 ABA Routing No.      026007689
                                 Account No.:         14119400189
                                 Account Name:        BNP, Chicago Branch
                                 Reference No.:       TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -------------

$45,000,000         6.040%       KeyBank National Association


                                 By:      /s/ Marianne T. Meil
                                    --------------------------------------------
                                 Name:      Marianne T. Meil
                                 Title:     Vice President


                                 DOMESTIC OFFICE

                                 KeyBank National Association
                                 127 Public Square
                                 Cleveland, Ohio  44114
                                 Telephone:        (216) 689-4450
                                 Facsimile:        (216) 689-4981


                                 EUROCURRENCY OFFICE

                                 KeyBank National Association
                                 127 Public Square
                                 Cleveland, Ohio  44114
                                 Telephone:        (216) 689-4450
                                 Facsimile:        (216) 689-4981


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         KeyBank National
                                 Association
                                 ABA Routing No.         041001039
                                 Account No.:            00100-39140
                                 Account Name:           Commercial Loan Opns
                                 Reference No.:          TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$45,000,000         6.040%       Royal Bank of Canada


                                 By:      /s/ P. K. Shields
                                    --------------------------------------------
                                 Name:      P. K. Shields
                                 Title:     Senior Manager


                                 DOMESTIC OFFICE

                                 Royal Bank of Canada
                                 Grand Cayman (North America No. 1) Branch
                                 c/o New York Branch
                                 One Liberty Plaza, 4th Floor
                                 New York, New York  10006-1404
                                 Telephone:        (212) 428-6332
                                 Facsimile:        (212) 428-2372


                                 EUROCURRENCY OFFICE

                                 Royal Bank of Canada
                                 Grand Cayman (North America No. 1) Branch
                                 c/o New York Branch
                                 One Liberty Plaza, 4th Floor
                                 New York, New York  10006-1404
                                 Telephone:        (212) 428-6332
                                 Facsimile:        (212) 428-2373


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Chase Manhattan, NY
                                 ABA Routing No.         021000021
                                 Account No.:            9201033363
                                 Account Name:           Royal Bank
                                 Reference No.:          TRW Commitment Fee

Amount of        Percentage of
Commitment       Commitments
----------       -------------

$30,000,000         4.027%       Deutsche Bank AG, New York Branch
                                 and/or Cayman Islands Branch


By:     /s/ Hans-Josef Thiele    By:      /s/ Stephan A. Wiedermann
   ---------------------------      --------------------------------------------
Name:      Hans-Josef Thiele     Name:      Stephan A. Wiedermann
Title:     Director              Title:     Director


                                 DOMESTIC OFFICE

                                 Deutsche Bank AG
                                 New York Branch and/or
                                 Cayman Islands Branch
                                 31 West 52nd Street
                                 New York, NY  10019
                                 Telephone:        212.469.4113
                                 Facsimile:        212.469.4138


                                 EUROCURRENCY OFFICE

                                 Deutsche Bank AG
                                 New York Branch and/or
                                 Cayman Islands Branch
                                 31 West 52nd Street
                                 New York, NY  10019
                                 Telephone:        212.469.4113
                                 Facsimile:        212.469.4138


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Deutsche Bank AG
                                                         New York Branch
                                 ABA Routing No.         026003780
                                 Account No.:            N/A
                                 Account Name:           N/A
                                 Reference No.:          TRW

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$30,000,000         4.027%       Istituto Bancario San Paolo di Torino
                                 Istituto Mobilare Italiano S.p.A.


                                 By:      /s/ Luca Sacchi
                                    --------------------------------------------
                                 Name:      Luca Sacchi
                                 Title:     Vice President

                                 By:      /s/ Carlo Persico
                                    --------------------------------------------
                                 Name:      Carlo Persico
                                 Title:     First Vice President


                                 DOMESTIC OFFICE

                                 SAN PAOLO - IMI BANK
                                 New York Branch
                                 245 Park Avenue
                                 New York, NY  10167
                                 Telephone:        212.692.3130
                                 Facsimile:        212.692.3178


                                 EUROCURRENCY OFFICE

                                 SAN PAOLO - IMI BANK
                                 New York Branch
                                 245 Park Avenue
                                 New York, NY  10167
                                 Telephone:        212.692.3130
                                 Facsimile:        212.692.3178


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:     First Chicago International
                                                     of New York
                                 ABA Routing No.     026009797
                                 Account No.:        1002209
                                 Account Name:       San Paolo-IMI, NY Branch
                                 Reference No.:      TRW Inc.

Amount of        Percentage of
Commitment       Commitments
----------       -----------

$30,000,000         4.027%       Mellon Bank, N.A.


                                 By:      /s/ Ryan F. Busch
                                    --------------------------------------------
                                 Name:      Ryan F. Busch
                                 Title:     Assistant Vice President


                                 DOMESTIC OFFICE

                                 Mellon Bank, N.A.
                                 One Mellon Bank Center
                                 Pittsburgh, PA  15259-0003
                                 Telephone:        412.236.4817
                                 Facsimile:        412.209.6124


                                 EUROCURRENCY OFFICE

                                 Mellon Bank, N.A.
                                 One Mellon Bank Center
                                 Pittsburgh, PA  15259-0003
                                 Telephone:        412.236.4817
                                 Facsimile:        412.209.6124


                                 ELECTRONIC PAYMENT INSTRUCTIONS

                                 Receiving Bank:         Mellon Bank, N.A.
                                 ABA Routing No.         043000261
                                 Account No.:            990873800
                                 Account Name:           TRW Inc.
                                 Reference No.:




-----------        -------
$745,000,000       100.00% Total